EXECUTION COPY

FINGERHUT RECEIVABLES, INC.,

Transferor

AXSYS NATIONAL BANK
(formerly Fingerhut National Bank),

Servicer

and

THE BANK OF NEW YORK (DELAWARE),

Trustee

on behalf of the Securityholders of the Fingerhut Master Trust

FIRST AMENDMENT

Dated as of May 25, 2001

to

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

Dated as of March 18, 1998

     FIRST AMENDMENT dated as of May 25, 2001 (this "First Amendment") to AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, by and among Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Axsys National Bank (formerly named Fingerhut National Bank), as servicer (the "Servicer") and The Bank of New York (Delaware), as Trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, by and among the Transferor, the Servicer and the Trustee (the "Pooling and Servicing Agreement"); and

     WHEREAS, the second paragraph of Section 13.1(a) of the Pooling and Servicing Agreement provides that the Transferor, the Servicer and the Trustee may amend the Pooling and Servicing Agreement without the consent of any of the Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement, or of modifying in any manner the rights of the Holders of Securities, provided, however, that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Securityholders or of any holder of a Participation, (ii) the Transferor shall have provided a Tax Opinion and an Opinion of Counsel to the effect that such amendment shall not materially adversely affect the Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability of the Trust under Applicable Tax State income tax law and (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the rating of any Series or any class of any Series will not be reduced or withdrawn as a result of such amendment;

     NOW, THEREFORE, the Transferor, the Servicer and the Trustee hereby amend the Pooling and Servicing Agreement as follows:

     SECTION 1.1 Modification of Definitions. The definitions of "Closed End Receivables," "Discount Receivables," "Discount Receivable Collections," "Finance Charge Collections," "Finance Charge Receivables," "Principal Collections" and "Revolving Receivables" from Section 1.1 of the Pooling and Servicing Agreement are hereby amended and restated in their entirety to read as follows:

          "Closed End Receivables" shall mean any right to payment of amounts owed by an Obligor, including, without limitation, all rights of the Originator and obligations of the Obligor under the applicable Contract, other than insurance premiums, under (a) an Eligible Account with respect to a closed-end installment sale, or a closed-end installment loan and (b) any 0% APR Receivables.

          "Discount Receivables" shall mean, as of any date of determination, the sum of (a) with respect to Closed End Receivables other than 0% APR Receivables, the product of (x) the applicable Discount Factor and (y) the aggregate amount shown on the Servicer's records as amounts payable by Obligors with respect to such Receivables, (b) with respect to 0% APR Receivables, the product of (i) the applicable Discount Factor and (ii) the aggregate amount of 0% APR Receivables on such date and (c) with respect to Revolving Receivables the product of (1) the applicable Discount Factor and (2) the aggregate amount of Revolving Receivables on such date minus the amounts specified in clause (i) of the definition of Finance Charge Receivables.

          "Discount Receivable Collections" shall mean on any day, the sum of (a) with respect to Closed End Receivables other than 0% APR Receivables, the product of (i) the applicable Discount Factor and (ii) Collections with respect to such Closed End Receivables for such day, (b) with respect to 0% APR Receivables, the product of (i) the applicable Discount Factor and (ii) the sum of (A) all Collections for such day with respect to consumer revolving credit card accounts minus (B) all Revolving Receivables Collections for such day and (c) with respect to Revolving Receivables, the product of (i) the applicable Discount Factor and (ii) the sum of (x) Revolving Receivables Collections for such day minus (y) the amount set forth in clause (i) of the definition of Finance Charge Collections.

          "Finance Charge Collections" shall mean with respect to any Business Day, the sum of (i) (A) the product of Revolving Receivables Collections for such day and (B) the Finance Charge Factor plus (ii) Discount Receivables Collections for such day plus (iii) Recoveries for such day plus (iv) investment earnings received for such day on amounts credited to the Excess Funding Account.

          "Finance Charge Receivables" shall mean with respect to any Business Day (i) with respect to Revolving Receivables, the product of (A) the Finance Charge Receivables Factor and (B) the aggregate amount of Revolving Receivables plus (ii) investment earnings on amounts credited to the Excess Funding Account plus (iii) Discount Receivables.

          "Principal Collections" shall mean, with respect to any Business Day, the Collections received on such Business Day other than Finance Charge Collections.

          "Revolving Receivables" shall mean any right to payment arising under an Eligible Account that is a consumer revolving credit card account other than 0% APR Receivables. The amount of Revolving Receivables on any date of determination shall be the product of (i) the amount of Receivables with respect to consumer revolving credit card accounts on such date and (ii) 100% minus the 0% APR Balance Factor.

     SECTION 1.2 Addition of Definitions. Section 1.1 of the Pooling and Servicing Agreement is hereby amended by adding the definitions of "Factor Determination Date," "Finance Charge Factor," "Finance Charge Receivables Factor," "Paid Finance Charges," "Paid Principal," "Revolving Receivables Collections," "Revolving Receivables Collections Factor," "0% APR Balance Factor," and "0% APR Receivables," in each case to read as follows:

          "Factor Determination Date" shall mean with respect to the Finance Charge Factor, the Finance Charge Receivables Factor, the Revolving Receivables Collections Factor, or the 0% APR Balance Factor, respectively, the date on which such factor is determined, which shall in no event be later than the tenth Business Day from the end of the preceding Monthly Period.

          "Finance Charge Factor" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, determined on the immediately preceding Factor Determination Date (or on such Business Day with respect to each Factor Determination Date), (x) the numerator of which is the Paid Finance Charges for the Monthly Period immediately preceding such Factor Determination Date, calculated on a sum of cycles basis, and (y) the denominator of which is the sum of Paid Finance Charges and Paid Principal for the Monthly Period immediately preceding such Factor Determination Date, calculated on a sum of cycles basis.

          "Finance Charge Receivables Factor" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, determined on the immediately preceding Factor Determination Date (or on such Business Day with respect to each Factor Determination Date), (x) the numerator of which is the aggregate amount of Periodic Finance Charges, overlimit fees, late charges, returned check fees, annual account fees or service charges, transaction charges and similar fees and charges (except for fees associated with ancillary products and services sold to Obligors) outstanding on the last day of the immediately preceding Monthly Period, calculated on a sum of cycles basis, and (y) the denominator of which is the aggregate outstanding balance of the Receivables (excluding 0% APR Receivables) with respect to consumer revolving credit card accounts on the last day of the immediately preceding Monthly Period, calculated on a sum of cycles basis.

          "Paid Finance Charges" shall mean with respect to any Monthly Period, calculated on a sum of cycles basis, the amount of Periodic Finance Charges, overlimit fees, late charges, returned check fees, annual account fees or services charges, transaction charges and similar fees and charges paid by Obligors on the Revolving Receivables.

          "Paid Principal" shall mean with respect to any Monthly Period, calculated on a sum of cycles basis, the amount of principal payments made by Obligors on the Revolving Receivables.

          "Revolving Receivables Collections" shall mean, with respect to any date of determination, the product of (i) the aggregate amount of Collections received on such date with respect to consumer revolving credit card accounts other than Recoveries, multiplied by (ii) the Revolving Receivables Collections Factor.

          "Revolving Receivables Collections Factor" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, determined on the immediately preceding Factor Determination Date (or on such Business Day with respect to each Factor Determination Date), (x) the numerator of which is Collections on all Receivables in consumer revolving credit card accounts other than 0% APR Receivables during the immediately preceding Monthly Period, calculated on a sum of cycles basis, and (y) the denominator of which is the aggregate amount of Collections on all Receivables in consumer revolving credit card accounts during the immediately preceding Monthly Period, calculated on a sum of cycles basis.

          "0% APR Balance Factor" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, determined on the immediately preceding Factor Determination Date (or on such Business Day with respect to each Factor Determination Date), (x) the numerator of which is the aggregate amount of Receivables arising under any Eligible Account that is a consumer revolving credit card account that, pursuant to the terms of the applicable Contract, have a 0% interest rate on the last day of the immediately preceding Monthly Period, calculated on a sum of cycles basis and (y) the denominator of which is the aggregate amount of Receivables arising under any Eligible Account that is a consumer revolving credit card account on the last day of the immediately preceding Monthly Period, calculated on a sum of cycles basis.

          "0% APR Receivables" shall mean those rights to payment with respect to Receivables arising under any Eligible Account that is a consumer revolving credit card account that, pursuant to the terms of the applicable Contract, have a 0% interest rate. The amount of 0% APR Receivables on any date of determination shall be the product of (i) the amount of Receivables with respect to consumer revolving credit card accounts on such date and (ii) the 0% APR Balance Factor.

     SECTION 1.3 Amendment of Exhibit G. Exhibit G of the Pooling and Servicing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A to this First Amendment.

      SECTION 2. Ratification of Agreement. As amended by this First Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Pooling and Servicing Agreement as so amended by this First Amendment shall be read, taken and construed as one and the same instrument.

     SECTION 3. No Waiver. The execution and delivery of this First Amendment shall not constitute a waiver of a past default under the Pooling and Servicing Agreement or impair any right consequent thereon.

     SECTION 4. Counterparts. The First Amendment may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

      SECTION 5. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 6. Effective Date. This First Amendment shall automatically become effective as of the date upon which all requirements of the second paragraph of Section 13.1(a) of the Pooling and Servicing Agreement have been satisfied

IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this First Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.
FINGERHUT RECEIVABLES, INC. as Transferor
By: /s/ Brian M. Szames Name: Brian M. Szames Title: President

AXSYS NATIONAL BANK (formerly named Fingerhut National Bank), as Servicer
By: /s/ Brian M. Szames Name: Brian M. Szames Title: Treasurer

THE BANK OF NEW YORK (Delaware) as Trustee
By: /s/ Patrick Burns Name: Patrick Burns Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

TO

POOLING AND SERVICING AGREEMENT

EXHIBIT A

EXHIBIT G

FORM OF AGREED-UPON PROCEDURES

The Servicer will engage a firm of nationally recognized independent public accountant (who may also render other services to the Servicer or any of its subsidiaries) to perform certain agreed-upon procedures substantially similar to the following:

1.     For five haphazardly selected days (the Five Days) within each fiscal year of the Servicer, obtain the Daily Report and compare sales, returns, cash collection, exchanges, allowances and bad debt charge-off amounts set forth on the Daily Report with the corresponding amounts set forth in the Servicer's accounts receivable reports and verify the mathematical accuracy of the Daily Report.

2.     For the Five Days, compare the cash transfer indicated on the Daily Reports to entries on the relevant Master Trust bank statements.

3.     For three haphazardly selected fiscal month ends (the Three Months) each fiscal year of the Servicer, compare the aggregate customer balances in the "current" and "90 days and over" aging categories as reflected on the monthly Settlement Statements for the Three Months to the corresponding amounts set forth in the Servicer's accounts receivable aging reports for such month ends.

4.     For five haphazardly selected weekly periods (the Five Weeks) each fiscal year of the Servicer, compare beginning and end of week total accounts receivable balances of Back End Customers on the Servicer's accounts receivable reports for the Five Weeks to the corresponding balances on the beginning and end of week Daily Report and will verify the mathematical accuracy of the calculation of each Daily Report's beginning and ending Principal Receivables balances and Finance Charge Receivables balances for each of the days within the Five Weeks.

5.     For the Five Days, recompute the daily allocation of Principal Collections and Finance Charge Collections to the outstanding Series based upon information appearing on the Daily Reports.

6.     For four haphazardly selected monthly Settlement Statements in each fiscal year of the Servicer, compare the Certificate Amounts, Aggregate Principal Receivables, Invested Amount, total Receivables, Excess Funding Account Balance and the Pre-Funding Account Balance to the last Daily Report of each corresponding month. Compare the Servicing Fee on the selected Settlement Statements to the Servicer's accounts receivable detail reports for the corresponding monthly period. Agree the Floating Allocation Percentages on the selected Settlement Statements to the corresponding percentage of the first Daily Report of the succeeding month. Compare the Principal Collection, Finance Charge Collections, aggregate Investor Default Amount and Reallocated Principal Collections on the selected Settlement Statements to the total of the Daily Reports for each monthly period. Compare Recoveries on the selected Settlement Statements to the last Daily Report of the corresponding month. Recompute the amount of charge-offs, if any, on the selected Settlement Statements.

7.     Inquire as to changes in the Discount Factor.

For purposes of the foregoing procedures, amounts agreed to supporting documentation with differences that are immaterial or corrected on or before the delivery to the Trustee of the Settlement Statement covering such date, will not be considered material and such differences will not be noted in such accountants' report.